SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events
SUBSEQUENT EVENTS

On March 5, 2013, the Company entered into a definitive merger agreement to acquire Newport Bancorp, Inc. Under the terms of the merger agreement, the shareholders of Newport Bancorp will have the right to elect to receive either $17.55 in cash or 1.5129 shares of SI Financial Group's common stock in exchange for each share of Newport Bancorp held by them, subject to certain conditions. The acquisition will add approximately $449.4 million in assets, $355.0 million in loans and $289.7 million in deposits before acquisition accounting adjustments, as well as six full-service banking offices. The Company anticipates the transaction will close in the third quarter of 2013, subject to shareholder and regulatory approvals.